UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

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Shenandoah Telecommunications Company

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(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

Not applicable

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 9, 2009, Shenandoah Telecommunications Company presented at the RBC Capital Markets 2009 Technology, Media and Communications investor conference hosted by RBC Daniels in San Francisco, California. The presentation included materials related to the Company’s results of operations through March 31, 2009. The materials attached hereto as Exhibit 99.1 were utilized during the presentation. These materials are also available on the Company’s website.

These materials may contain forward-looking statements about Shenandoah Telecommunications regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Shenandoah Telecommunications undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

99.1	RBC Capital Markets Investor Conference Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

(Registrant)

June 9, 2009	/S/ Adele M. Skolits

Adele M. Skolits

Vice President - Finance and

Chief Financial Officer

(Duly Authorized Officer)

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